                                                                    EXHIBIT 99.2

                           BANC OF AMERICA SECURITIES
                                 [LOGO OMITTED]

--------------------------------------------------------------------------------

                 MBS NEW ISSUE TERM SHEET - COLLATERAL APPENDIX

                       BANC OF AMERICA FUNDING CORPORATION
                                    DEPOSITOR

                          BANC OF AMERICA 2005-D TRUST
                                     ISSUER

                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-D
                          $1,057,066,000 (APPROXIMATE)

                                  JUNE 6, 2005

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BANC OF AMERICA                     BANC OF AMERICA FUNDING CORPORATION
SECURITIES                   Mortgage Pass-Through Certificates, Series 2005-D
[LOGO OMITTED]                            $1,057,066,000 (approximate)
 -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DESCRIPTION OF THE MORTGAGE LOANS
---------------------------------

The Mortgage Loans consist of One-Year CMT based Relationship ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the
Mortgage Loans have a variable interest rate. Of the Mortgage Loans, 72.194%
require only the payment of interest until the 61st payment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. All of the mortgage interest rates will be indexed to the
One-Year CMT and will adjust to that index plus a certain number of basis points
(the "Gross Margin"). The One-Year CMT will be the weekly average yield on
United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve
Statistical Release H.15 (519) and most recently available as of the date 45 days before the applicable Adjustment Date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 7.375% to
10.500%. The effective minimum interest rate for substantially all of the
Mortgage Loans will be each Mortgage Loan's respective Gross Margin.

None of the Mortgage Loans have a prepayment fee as of the date of origination.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------


                                                                   COLLATERAL SUMMARY             RANGE (IF APPLICABLE)
                                                                   ------------------             ---------------------

TOTAL OUTSTANDING LOAN BALANCE                                        $1,086,958,018
TOTAL NUMBER OF LOANS                                                          1,655
AVERAGE LOAN PRINCIPAL BALANCE                                              $656,772                 $129,033 to $4,820,166
WA GROSS COUPON                                                               4.363%                       2.375% to 4.500%
WA FICO                                                                          739                             613 to 817
WA ORIGINAL TERM                                                          360 months                      240 to 360 months
WA REMAINING TERM                                                         346 months                      219 to 358 months
WA OLTV                                                                       63.13%                       10.49% to 90.00%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                                    46 months                        31 to 58 months
WA GROSS MARGIN                                                               2.750%
WA RATE CEILING                                                               9.367%                      7.375% to 10.500%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES                CA            85.93%
(TOP 5 STATES) BASED ON THE AGGREGATE STATED PRINCIPAL          CO             2.18%
BALANCE                                                         AZ             2.14%
                                                                NV             1.56%
                                                                NY             1.41%


--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                                 2
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANC OF AMERICA                     BANC OF AMERICA FUNDING CORPORATION
SECURITIES                    Mortgage Pass-Through Certificates, Series 2005-D
[LOGO OMITTED]                            $1,057,066,000 (approximate)
 -------------------------------------------------------------------------------



           OCCUPANCY OF MORTGAGED PROPERTIES OF THE MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                              AGGREGATE                 % OF
                                   NUMBER OF              STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
          OCCUPANCY                  LOANS                  CUT-OFF DATE             BALANCE
----------------------------------------------------------------------------------------------------

Primary Residence                     1,551              $1,016,124,307.61            93.48%
Second Home                            104                 70,833,710.39               6.52
----------------------------------------------------------------------------------------------------
TOTAL:                                1,655              $1,086,958,018.00            100.00%
====================================================================================================


(1)  Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.



                            PROPERTY TYPES OF THE MORTGAGE LOANS
----------------------------------------------------------------------------------------------------
                                                              AGGREGATE                 % OF
                                   NUMBER OF               STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
          PROPERTY TYPE              LOANS                  CUT-OFF DATE             BALANCE
----------------------------------------------------------------------------------------------------

Single Family Residence               1,396               $947,100,184.78             87.13%
Condo - Low                            176                 89,853,030.73               8.27
Condo - High                           54                  30,823,511.08               2.84
2 Family                               24                  16,859,316.96               1.55
PUD-Detached                            4                   1,521,974.45               0.14
Cooperative                             1                    800,000.00                0.07
----------------------------------------------------------------------------------------------------
TOTAL:                                1,655              $1,086,958,018.00            100.00%
====================================================================================================

                   MORTGAGE LOAN PURPOSE OF THE MORTGAGE LOANS
----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                    NUMBER OF             STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
          PURPOSE                    LOANS                  CUT-OFF DATE             BALANCE
----------------------------------------------------------------------------------------------------
Refinance - Rate/Term                  850                $565,082,735.50             51.99%
Purchase                               556                 358,541,462.18              32.99
Refinance - Cashout                    249                 163,333,820.32              15.03
----------------------------------------------------------------------------------------------------
TOTAL:                                1,655              $1,086,958,018.00            100.00%
====================================================================================================



--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                                 3
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is provided for your information by Banc of
America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANC OF AMERICA                     BANC OF AMERICA FUNDING CORPORATION
SECURITIES                    Mortgage Pass-Through Certificates, Series 2005-D
[LOGO OMITTED]                            $1,057,066,000 (approximate)
 -------------------------------------------------------------------------------


              GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                            OF THE MORTGAGE LOANS (1)
----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                     NUMBER OF            STATED PRINCIPAL          CUT-OFF DATE
                                     MORTGAGE              BALANCE AS OF           POOL PRINCIPAL
         GEOGRAPHIC AREA              LOANS                CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

Arizona                                 32                 $23,252,663.86              2.14%
California                            1,447                934,039,934.34              85.93
Colorado                                29                 23,709,676.12               2.18
Connecticut                             10                  7,983,073.12               0.73
District of Columbia                    2                   1,502,489.27               0.14
Florida                                 5                   2,709,174.81               0.25
Georgia                                 2                   1,425,999.20               0.13
Hawaii                                  2                   1,647,592.40               0.15
Idaho                                   2                   1,387,677.46               0.13
Illinois                                4                   3,402,063.44               0.31
Iowa                                    1                   1,000,000.00               0.09
Maine                                   1                   1,336,927.88               0.12
Maryland                                1                    405,000.00                0.04
Massachusetts                           2                   1,517,625.35               0.14
Minnesota                               7                   4,346,302.60               0.40
Montana                                 1                    977,030.43                0.09
Nebraska                                2                   1,033,415.86               0.10
Nevada                                  24                 16,942,219.19               1.56
New Jersey                              6                   3,939,750.00               0.36
New York                                18                 15,379,842.09               1.41
North Carolina                          2                   2,175,821.75               0.20
Ohio                                    2                   2,060,156.14               0.19
Oregon                                  16                 10,235,152.41               0.94
Pennsylvania                            4                   2,629,238.18               0.24
Rhode Island                            1                    658,000.00                0.06
Texas                                   4                   2,996,184.47               0.28
Utah                                    6                   3,440,470.91               0.32
Virginia                                2                    692,987.61                0.06
Washington                              18                 11,909,484.18               1.10
Wisconsin                               1                    333,064.93                0.03
Wyoming                                 1                   1,889,000.00               0.17
----------------------------------------------------------------------------------------------------
TOTAL:                                1,655              $1,086,958,018.00            100.00%
====================================================================================================


(1)      As of the Cut-off Date, no more than approximately 1.35% of the
         Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

BANC OF AMERICA SECURITIES LLC                                                 4
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is provided for your information by Banc of
America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANC OF AMERICA                     BANC OF AMERICA FUNDING CORPORATION
SECURITIES                    Mortgage Pass-Through Certificates, Series 2005-D
[LOGO OMITTED]                            $1,057,066,000 (approximate)
 -------------------------------------------------------------------------------



               CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                            AGGREGATE                  % OF
                                     NUMBER OF          STATED PRINCIPAL            CUT-OFF DATE
   CURRENT MORTGAGE LOAN             MORTGAGE             BALANCE AS OF            POOL PRINCIPAL
   PRINCIPAL BALANCES ($)             LOANS                CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

100,000.01 - 150,000.00                 2                   $277,634.14                0.03%
150,000.01 - 200,000.00                 5                    869,246.72                0.08
200,000.01 - 250,000.00                 4                    912,849.68                0.08
250,000.01 - 300,000.00                 11                  2,960,915.28               0.27
300,000.01 - 350,000.00                 17                  5,664,905.09               0.52
350,000.01 - 400,000.00                212                 80,844,149.23               7.44
400,000.01 - 450,000.00                181                 77,517,562.62               7.13
450,000.01 - 500,000.00                183                 87,564,110.27               8.06
500,000.01 - 550,000.00                156                 81,872,249.76               7.53
550,000.01 - 600,000.00                152                 87,666,778.30               8.07
600,000.01 - 650,000.00                136                 85,844,560.54               7.90
650,000.01 - 700,000.00                 84                 56,976,573.09               5.24
700,000.01 - 750,000.00                 59                 42,896,154.35               3.95
750,000.01 - 800,000.00                 53                 41,247,565.53               3.79
800,000.01 - 850,000.00                 46                 37,887,475.34               3.49
850,000.01 - 900,000.00                 43                 37,858,214.78               3.48
900,000.01 - 950,000.00                 36                 33,447,620.01               3.08
950,000.01 - 1,000,000.00              189                 187,240,679.19              17.23
1,000,000.01 - 1,500,000.00             51                 65,065,059.26               5.99
1,500,000.01 - 2,000,000.00             27                 49,706,902.07               4.57
2,000,000.01 - 2,500,000.00             4                   9,459,156.54               0.87
2,500,000.01 - 3,000,000.00             3                   8,357,490.07               0.77
3,000,000.01 over                       1                   4,820,166.14               0.44
----------------------------------------------------------------------------------------------------
TOTAL:                                1,655              $1,086,958,018.00            100.00%
====================================================================================================


(1)      As of the Cut-off Date, the average outstanding principal balance of the Mortgage Loans is expected to be approximately $656,772.

BANC OF AMERICA SECURITIES LLC                                                 5
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANC OF AMERICA                     BANC OF AMERICA FUNDING CORPORATION
SECURITIES                    Mortgage Pass-Through Certificates, Series 2005-D
[LOGO OMITTED]                            $1,057,066,000 (approximate)
 -------------------------------------------------------------------------------



             ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                            AGGREGATE                 % OF
                                    NUMBER OF            STATED PRINCIPAL         CUT-OFF DATE
   ORIGINAL LOAN-TO-VALUE           MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
         RATIOS (%)                  LOANS                 CUT-OFF DATE             BALANCE
----------------------------------------------------------------------------------------------------

10.01 - 15.00                           8                  $5,866,062.01               0.54%
15.01 - 20.00                           12                  8,105,659.23               0.75
20.01 - 25.00                           7                   5,279,788.53               0.49
25.01 - 30.00                           30                 19,291,675.26               1.77
30.01 - 35.00                           39                 30,735,939.66               2.83
35.01 - 40.00                           57                 39,648,436.74               3.65
40.01 - 45.00                           50                 39,714,767.94               3.65
45.01 - 50.00                           91                 78,725,398.39               7.24
50.01 - 55.00                           93                 73,915,307.21               6.80
55.01 - 60.00                          137                 111,875,729.54              10.29
60.01 - 65.00                          162                 111,307,412.20              10.24
65.01 - 70.00                          203                 136,306,069.35              12.54
70.01 - 75.00                          205                 126,244,502.20              11.61
75.01 - 80.00                          559                 299,074,591.61              27.51
85.01 - 90.00                           2                    866,678.13                0.08
----------------------------------------------------------------------------------------------------
TOTAL:                                1,655              $1,086,958,018.00            100.00%
====================================================================================================


(1)      As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Mortgage Loans is expected to be approximately
         63.13%.

BANC OF AMERICA SECURITIES LLC                                                 6
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANC OF AMERICA                     BANC OF AMERICA FUNDING CORPORATION
SECURITIES                    Mortgage Pass-Through Certificates, Series 2005-D
[LOGO OMITTED]                            $1,057,066,000 (approximate)
 -------------------------------------------------------------------------------



            CURRENT MORTGAGE INTEREST RATES OF THE MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                              AGGREGATE                 % OF
                                      NUMBER OF            STATED PRINCIPAL         CUT-OFF DATE
CURRENT MORTGAGE INTEREST             MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
RATES (%)                              LOANS                CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

0.000 - 3.250                           2                  $2,000,000.00               0.18%
3.251 - 3.500                           1                   1,000,000.00               0.09
3.501 - 3.750                           2                   1,448,679.77               0.13
3.751 - 4.000                           5                   3,704,991.75               0.34
4.001 - 4.250                          546                 380,713,299.02              35.03
4.251 - 4.500                         1,099                698,091,047.46              64.22
----------------------------------------------------------------------------------------------------
TOTAL:                                1,655              $1,086,958,018.00            100.00%
====================================================================================================


(1)      As of the Cut-off Date, the weighted average Current Mortgage Interest
         Rate of the Mortgage Loans is expected to be approximately 4.363% per annum.



                     GROSS MARGINS OF THE MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                  % OF
                                     NUMBER OF            STATED PRINCIPAL          CUT-OFF DATE
                                     MORTGAGE              BALANCE AS OF           POOL PRINCIPAL
GROSS MARGIN (%)                      LOANS                CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

2.750                                 1,655              $1,086,958,018.00            100.00%
----------------------------------------------------------------------------------------------------
TOTAL:                                1,655              $1,086,958,018.00            100.00%
====================================================================================================


(1)  As of the Cut-off Date, the weighted average Gross Margin of the Mortgage
     Loans is expected to be approximately 2.750% per annum.



                     RATE CEILINGS OF THE MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                            AGGREGATE                   % OF
                                     NUMBER OF           STATED PRINCIPAL            CUT-OFF DATE
                                     MORTGAGE               BALANCE AS OF           POOL PRINCIPAL
RATE CEILINGS (%)                      LOANS                CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------
less than 8.251                         2                  $2,000,000.00               0.18%
8.251 - 8.500                           1                   1,000,000.00               0.09
8.501 - 8.750                           2                   1,448,679.77               0.13
8.751 - 9.000                           5                   3,704,991.75               0.34
9.001 - 9.250                          545                 378,351,142.48              34.81
9.251 - 9.500                         1,097                696,203,546.46              64.05
10.001 - 10.250                         1                   2,362,156.54               0.22
10.251 - 10.500                         2                   1,887,501.00               0.17
----------------------------------------------------------------------------------------------------
TOTAL:                                1,655              $1,086,958,018.00            100.00%
====================================================================================================


(1)  As of the Cut-off Date, the weighted average Rate Ceiling of the Mortgage
     Loans is expected to be approximately 9.367% per annum.

BANC OF AMERICA SECURITIES LLC                                                 7
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is provided for your information by Banc of
America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------
BANC OF AMERICA                     BANC OF AMERICA FUNDING CORPORATION
SECURITIES                    Mortgage Pass-Through Certificates, Series 2005-D
[LOGO OMITTED]                            $1,057,066,000 (approximate)
 -------------------------------------------------------------------------------



              FIRST RATE ADJUSTMENT DATE OF THE MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                   NUMBER OF              STATED PRINCIPAL          CUT-OFF DATE
        FIRST RATE                 MORTGAGE                BALANCE AS OF          POOL PRINCIPAL
      ADJUSTMENT DATE                LOANS                 CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

January 1, 2008                        1                   $1,100,001.00               0.10%
February 1, 2008                       1                     998,483.36                0.09
April 1, 2008                          5                    2,567,198.89               0.24
May 1, 2008                            14                   9,827,144.44               0.90
June 1, 2008                           18                  11,234,514.36               1.03
July 1, 2008                           75                  46,990,562.60               4.32
August 1, 2008                        116                  76,464,060.73               7.03
September 1, 2008                     137                  85,035,480.25               7.82
October 1, 2008                        74                  47,458,050.19               4.37
November 1, 2008                       32                  23,980,273.70               2.21
December 1, 2008                       11                   6,082,421.28               0.56
January 1, 2009                        34                  23,349,205.37               2.15
February 1, 2009                       53                  31,857,897.64               2.93
March 1, 2009                         149                  96,545,199.81               8.88
April 1, 2009                         150                  91,468,221.01               8.42
May 1, 2009                           136                  90,047,405.77               8.28
June 1, 2009                          140                  87,828,947.34               8.08
July 1, 2009                          115                  80,133,105.44               7.37
August 1, 2009                         21                  15,187,795.15               1.40
September 1, 2009                      17                  12,344,140.33               1.14
October 1, 2009                        51                  36,836,468.91               3.39
November 1, 2009                      105                  65,556,583.19               6.03
December 1, 2009                      115                  76,845,118.05               7.07
January 1, 2010                        60                  48,352,357.95               4.45
February 1, 2010                       14                  10,301,476.87               0.95
March 1, 2010                          10                   7,565,904.37               0.70
April 1, 2010                          1                    1,000,000.00               0.09
----------------------------------------------------------------------------------------------------
TOTAL:                               1,655               $1,086,958,018.00            100.00%
====================================================================================================


(1)      As of the Cut-off Date, the weighted average number of months to the
         First Rate Adjustment Date for the Mortgage Loans is expected to be approximately 46 months.

BANC OF AMERICA SECURITIES LLC                                                 8
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANC OF AMERICA                     BANC OF AMERICA FUNDING CORPORATION
SECURITIES                    Mortgage Pass-Through Certificates, Series 2005-D
[LOGO OMITTED]                            $1,057,066,000 (approximate)
 -------------------------------------------------------------------------------



                    REMAINING TERMS OF THE MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                              AGGREGATE                 % OF
                                    NUMBER OF              STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
REMAINING TERM (MONTHS)              LOANS                 CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

201 - 220                              2                   $2,002,756.41               0.18%
221 - 240                              2                    1,668,331.52               0.15
321 - 340                             439                  279,672,739.41              25.73
341 - 360                            1,212                 803,614,190.66              73.93
----------------------------------------------------------------------------------------------------
TOTAL:                               1,655               $1,086,958,018.00            100.00%
====================================================================================================


(1)      As of the Cut-off Date, the weighted average remaining term to stated
         maturity of the Mortgage Loans is expected to be approximately 346 months.



             CREDIT SCORING OF MORTGAGORS OF THE MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                   NUMBER OF              STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
     CREDIT SCORES                   LOANS                 CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

801 - 850                              32                  $21,414,794.73              1.97%
751 - 800                             695                  458,782,100.10              42.21
701 - 750                             624                  414,106,733.32              38.10
651 - 700                             279                  175,507,353.84              16.15
601 - 650                              23                  15,854,419.86               1.46
Not Scored                             2                    1,292,616.15               0.12
----------------------------------------------------------------------------------------------------
TOTAL:                               1,655               $1,086,958,018.00            100.00%
====================================================================================================


(1)  The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

BANC OF AMERICA SECURITIES LLC                                                 9
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------